Exhibit 99.1

CONTACT:		6110 Executive Blvd., Suite 800
Sara Grootwassink		Rockville, Maryland 20852
Chief Financial Officer		Tel 301-984-9400
Direct Dial: 301-255-0820		Fax 301-984-9610
E-Mail: sgrootwassink@writ.com		www.writ.com
Newspaper Quote: WRIT

Page 1 of 6	FOR IMMEDIATE RELEASE	November 3, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST ANNOUNCES 3rd QUARTER TOTAL

NET INCOME OF $11.0 MILLION ($0.28 PER SHARE) AND

FUNDS FROM OPERATIONS OF $20.1 MILLION ($0.51 PER SHARE)

Washington Real Estate Investment Trust (WRIT) reported the following results today:

	Q3 2003	Q3 2002
Net Income Per Share	$0.28	$0.30
Funds from Operations (“FFO”) Per Share	$0.51	$0.48

A reconciliation of net income to funds from operations is provided on the attached income statement. All per share amounts are fully diluted.

Edmund B. Cronin, Jr., Chairman, President and CEO, stated, “The Greater Washington economy is showing signs of recovery with positive employment growth and increased tenant interest in the industrial and office sectors of our portfolio. However, in the early stage of economic recovery, tenants tend to be more cautious before signing leases.”

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington/Baltimore metropolitan region. WRIT owns a diversified portfolio of 62 properties consisting of 11 retail centers, 26 office properties, 16 industrial and 9 multifamily properties.

WRIT’s dividends have increased every year for 33 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT’s press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at 301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE

Page 2 of 6	November 3, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING RESULTS	2003	2002	2003	2002
Revenue
Real estate rental revenue	$41,109	$38,324	$119,551	$113,903
Other income	102	177	342	552

	41,211	38,501	119,893	114,455

Expenses
Real estate expenses	(12,426)	(11,453)	(35,264)	(32,779)
Interest expense	(7,401)	(7,068)	(22,029)	(20,838)
Depreciation and amortization	(9,101)	(7,303)	(25,419)	(21,305)
General and administrative	(1,296)	(1,034)	(3,692)	(3,505)

	(30,224)	(26,858)	(86,404)	(78,427)

Income from continuing operations	10,987	11,643	33,489	36,028

Discontinued operations:
Loss from operations of property disposed	—	—	—	(82)
Gain on property disposed	—	—	—	3,838

Net Income	10,987	11,643	33,489	39,784

Real estate depreciation and amortization	9,101	7,303	25,419	21,305
Discontinued operations:
Gain on property disposed	—	—	—	(3,838)
Real estate depreciation and amortization	—	—	—	12

Funds from operations(1)	20,088	18,946	58,908	57,263

Accretive:
Tenant improvements	(1,239)	(1,095)	(4,548)	(3,390)
Leasing commissions capitalized	(1,515)	(258)	(3,306)	(922)
Non-Accretive:
Recurring capital improvements	(1,277)	(2,132)	(3,661)	(5,593)
Straight line rents, net of reserve	(503)	(338)	(1,294)	(1,364)
Non real estate depreciation & amortization	467	491	1,396	1,495

Funds Available for Distribution(2)	$16,021	$15,614	$47,495	$47,489

Total Dividends Paid	$14,659	$13,799	$43,105	$40,545

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus depreciation and amortization. WRIT considers FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, WRIT believes that FFO more accurately provides investors an indication of its ability to incur and service debt, make capital expenditures and fund other needs.

(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and are amortized and necessary to maintain WRIT’s properties and revenue stream and (2) straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because WRIT considers it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders.

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

		Three Months Ended September 30,		Nine Months Ended September 30,
Per Share Data		2003	2002	2003	2002
Income from continuing operations	(Basic)	$0.28	$0.30	$0.85	$0.92
	(Diluted)	$0.28	$0.30	$0.85	$0.92
Net income	(Basic)	$0.28	$0.30	$0.85	$1.02
	(Diluted)	$0.28	$0.30	$0.85	$1.01
Funds from operations	(Basic)	$0.51	$0.48	$1.50	$1.47
	(Diluted)	$0.51	$0.48	$1.49	$1.46
Dividends paid		$0.3725	$0.3525	$1.0975	$1.0375

Weighted average shares outstanding		39,311,293	39,133,714	39,242,461	39,030,268

Fully diluted weighted average shares outstanding		39,528,812	39,358,143	39,426,158	39,265,168

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2003	December 31, 2002
Assets
Land	$203,878	$169,045
Building	763,148	684,657

Total real estate, at cost	967,026	853,702
Accumulated depreciation	(168,524)	(146,912)

Total investment in real estate, net	798,502	706,790
Cash and cash equivalents	5,968	13,076
Rents and other receivables, net of allowance for doubtful accounts of $2,345 and $2,188, respectively	17,266	14,072
Prepaid expenses and other assets	25,412	22,059

Total Assets	$847,148	$755,997

Liabilities
Accounts payable and other liabilities	$14,369	$14,661
Advance rents	4,833	4,409
Tenant security deposits	6,276	6,495
Mortgage notes payable	92,909	86,951
Lines of credit/short-term note payable	132,500	50,750
Notes payable	275,000	265,000

Total Liabilities	525,887	428,266

Minority interest	1,618	1,554

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000 shares authorized: 39,354 and 39,168 shares issued and outstanding, respectively	394	392
Additional paid-in capital	332,261	328,797
Retained earnings (deficit)	(12,171)	(2,554)
Less: Deferred compensation on restricted shares	(841)	(458)

Total Shareholders’ Equity	319,643	326,177

Total Liabilities and Shareholders’ Equity	$847,148	$755,997

FOR IMMEDIATE RELEASE

Occupancy Levels by Core Portfolio(1) and All Properties

	Core Portfolio		All Properties
Sector	3rd QTR 2003	3rd QTR 2002	3rd QTR 2003	3rd QTR 2002
Multifamily	91.9%*	94.6%	91.9%*	94.6%
Office Buildings	87.6%	88.5%	87.8%	87.6%
Retail Centers	95.8%	95.1%	95.8%	95.1%
Industrial/Flex Centers	88.5%	93.0%	88.4%	93.0%

Overall Portfolio	89.8%	91.2%	89.8%	90.7%

*	Multifamily occupancy for the Core Portfolio and All Properties would be 94.5% without the 42 HUD units and 4 additional units at The Ashby at McLean taken off the market for complete renovation.

2003 Acquisition Summary

	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	Investment
Fullerton Industrial Center	1/24/03	137,000	137,000	100%	$10,600,000
718 Jefferson Street (2)	5/29/03	5,000	5,000	100%	$1,100,000
1776 G Street	8/6/03	262,000	230,900	88%	$84,750,000

(1)	Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods. For Q3 2002 and Q3 2003, core portfolio properties exclude The Atrium, Fullerton Industrial Center, 718 Jefferson Street and 1776 G Street.
(2)	718 Jefferson Street in Alexandria, Virginia, was acquired to complete WRIT’s ownership of the entire block of 800 S. Washington Street. This block is now in the preliminary stages of development.

Subsequent Event

On October 9, 2003, WRIT acquired Prosperity Medical Center in Merrifield, Fairfax County, Virginia for $78 million. Prosperity Medical Center consists of three multi-story buildings, completed in 2002, containing a total of 255,000 square feet of medical office space. This property was 98% leased at the date of acquisition.

Washington Real Estate Investment Trust

FOR IMMEDIATE RELEASE

Conference Call Information

WRIT will conduct a Conference/Webcast Call to discuss 3rd Quarter Earnings, as well as guidance for the fourth quarter 2003 and the year 2004, on Tuesday, November 4, 2003 at 11:00 AM, Eastern Time. Conference call access information is as follows:

USA Toll Free Number:	1-877-407-8035
International Toll Number:	1-201-689-8035
Leader:	Sara Grootwassink

The instant replay of the Conference Call will be available until November 9, 2003 at 11:59 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:	1-877-660-6853
International Toll Number:	1-201-612-7415
Account Number:	1628
Conference ID:	78020

The live on-demand webcast of the Conference Call will also be available on WRIT’s website at www.writ.com. The on-line playback of the webcast will be available at www.writ.com for 30 days following the Conference Call.